UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 24, 2005

                          Summit Financial Group, Inc.
             (Exact name of registrant as specified in its charter)


     West Virginia                 0-16587                     55-0672148
    (State or Other               (Commission               (I.R.S. Employer
     Jurisdiction)                File Number)              Identification)


                              300 North Main Street
                              Moorefield, WV              26836
               (Address of principal executive offices) (Zip Code)



               Registrant's telephone number, including area code
                                 (304) 530-1000


                                 Not Applicable
         (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                        Section 2 - Financial Information

Item 2.02.  Results of Operations and Financial Condition.

On January 26, 2005, Summit Financial Group, Inc. ("Summit") issued a News Release announcing its earnings for the fourth quarter and for the year 2004. This News Release is furnished as Exhibit 99 and is incorporated herein by reference.

                 Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On January 24, 2005, Julie R. Cook, 36, was appointed Vice President and Chief Accounting Officer of Summit Financial Group, Inc. Ms. Cook previously served as Summit's Director of Accounting since 2000. Prior to 2000, Ms. Cook was employed by Summit in various accounting positions beginning in 1988.

                            Section 8 - Other Events

Item 8.01  Other Events

On January 26, 2005, Summit issued a News Release announcing that its common stock would begin trading on The Nasdaq SmallCap Market effective January 31, 2005. This News Release is furnished as Exhibit 99 and is incorporated herein by reference.

                  Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

(c)      Exhibits

         99       News Release issued on January 26, 2005




                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         SUMMIT FINANCIAL GROUP, INC.


Date:  January 26, 2005                  By:  /s/ Robert S. Tissue
                                              ----------------------------------
                                              Robert S. Tissue
                                              Senior Vice President and
                                              Chief Financial Officer